SUPPLEMENT DATED JULY 3, 2006

TO PROSPECTUS DATED MAY 1, 2006

FOR

CHASE INSURANCE LIFE AND ANNUITY COMPANY

FLEXIBLE PREMIUM FIXED AND VARIABLE

DEFERRED ANNUITY CONTRACTS

CHASE INSURANCE PREFERRED PLUS

Issued By

CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

and

CHASE INSURANCE LIFE AND ANNUITY COMPANY

This Supplement amends certain information contained in your Chase Insurance Preferred Plus Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective July 3, 2006, the AIM V.I. Real Estate Fund has been renamed the AIM V.I. Global Real Estate Fund. Therefore, all references in the Prospectus to AIM V.I. Real Estate Fund or AIM V.I. Real Estate Subaccount are hereby replaced with AIM V.I. Global Real Estate Fund and AIM V.I. Global Real Estate Subaccount, respectively.

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For use in all states